Earnings Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Share
NOTE 15	Earnings Per Share
The components of earnings per share were:

Year Ended December 31 (Dollars and Shares in Millions, Except Per Share Data)	2019	2018	2017
Net income attributable to U.S. Bancorp	$6,914	$7,096	$6,218
Preferred dividends	(302)	(282)	(267)
Impact of preferred stock redemption (a)	–	–	(10)
Earnings allocated to participating stock awards	(29)	(30)	(28)

Net income applicable to U.S. Bancorp common shareholders	$6,583	$6,784	$5,913

Average common shares outstanding	1,581	1,634	1,677
Net effect of the exercise and assumed purchase of stock awards	2	4	6

Average diluted common shares outstanding	1,583	1,638	1,683

Earnings per common share	$4.16	$4.15	$3.53
Diluted earnings per common share	$4.16	$4.14	$3.51

(a)
Represents stock issuance costs originally recorded in preferred stock upon the issuance of the Company’s Series G Preferred Stock that were reclassified to retained earnings on the date the Company announced its intent to redeem the outstanding shares.

Options outstanding at December 31, 2019, 2018 and 2017, to purchase 1 million common shares, were not included in the computation of diluted earnings per share for the years ended December 31, 2019, 2018 and 2017, because they were antidilutive.